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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of United Online, Inc. of our reports dated August 14, 2001 relating to the consolidated financial statements and financial statement schedule of NetZero, Inc., which appear in United Online, Inc.'s Registration Statement on Form S-4 (No. 333-63704).

/s/ PricewaterhouseCoopers LLP

Century City, California
September 27, 2001

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS